Exhibit 99.1

FOR IMMEDIATE RELEASE
Contacts:

Artivion	Gilmartin Group LLC
D. Ashley Lee	Brian Johnston / Lynn Lewis
Executive Vice President &	Phone: 332-895-3222
Chief Financial Officer	investors@artivion.com
Phone: 770-419-3355
Artivion Reports Second Quarter 2022 Financial Results

Second Quarter and Recent Business Highlights:
•Achieved revenue of $80.3 million in the second quarter 2022 versus $76.1 million in the second quarter of 2021, an increase of 6% on a GAAP basis and 9% on a non-GAAP constant currency basis
•Enrolled first patients in U.S. AMDS clinical trial, PERSEVERE
•Completed on-site facility inspections for BioGlue CE Mark renewal

ATLANTA, GA – (August 4, 2022) – Artivion, Inc. (NYSE: AORT), a leading cardiac and vascular surgery company focused on aortic disease, today announced its financial results for the second quarter ended June 30, 2022.

“During the second quarter we made substantial progress on each of our key three-year strategic growth initiatives. We delivered year-over-year revenue growth of 6% on a GAAP basis and 9% on a non-GAAP constant currency basis. These results were driven primarily by 23% growth in aortic stent graft revenue and 12% growth in On-X revenue, both on a constant currency basis. We also executed internationally, delivering 38% revenue growth on a constant currency basis in Asia Pacific and 59% revenue growth in Latin America. In those regions, we continue to work to further expand our commercial footprint and secure additional regulatory approvals. Importantly, we grew revenue 10% year-over-year on a constant currency basis through the first half of 2022. We expect our strong momentum to continue through the remainder of the year as we remain focused on executing on our key objectives,” said Pat Mackin, Chairman, President, and Chief Executive Officer.

Mr. Mackin added, “We also made good progress in advancing our product pipeline, which is expected to drive growth in both the near and long term. We continue to anticipate FDA PMA approval for PROACT Mitral and for PerClot this year. Meanwhile, we have now enrolled four patients in the PERSEVERE trial to secure FDA approval for AMDS, a simple, elegant stent graft solution to treat aortic arch disease. We also made significant progress toward completion of enrollment in our PROACT Xa trial, which we believe will revolutionize the use of mechanical heart valves in the United States and ultimately around the world.”
Second Quarter 2022 Financial Results
Total revenues for the second quarter of 2022 were $80.3 million, reflecting an increase of 6% on a GAAP basis and 9% on a non-GAAP constant currency basis, both compared to the second quarter of 2021.

Net loss for the second quarter of 2022 was ($4.3) million, or ($0.11) per fully diluted common share, compared to net loss of ($2.2) million, or ($0.06) per fully diluted common share for the second quarter of 2021. Non-GAAP net loss for the second quarter of 2022 was ($1.3) million, or ($0.03) per fully diluted common share, compared to non-GAAP net income of $4.8 million, or $0.12 per fully diluted common share for the second quarter of 2021. Net loss in the second quarter of 2022 includes pretax losses related to foreign currency revaluation of $3.8 million.

2022 Financial Outlook
Artivion continues to expect constant currency revenue growth of between 9% and 11% for the full year 2022 as compared to the full year 2021.
The Company's financial performance for 2022 and future periods is subject to the risks identified below.
Non-GAAP Financial Measures
This press release contains non-GAAP financial measures, including non-GAAP revenue, non-GAAP net income, non-GAAP EBITDA, and non-GAAP general, administrative, and marketing expenses. Investors should consider this non-GAAP information in addition to, and not as a substitute for, financial measures prepared in accordance with US GAAP. In addition, this non-GAAP financial information may not be the same as similar measures presented by other companies. The Company's non-GAAP revenues are adjusted for the impact of changes in currency exchange. The Company’s non-GAAP net income; non-GAAP EBITDA; and non-GAAP general, administrative, and marketing results exclude (as applicable) depreciation and amortization expense; interest income and expense; stock-based compensation expense; business development, integration, and severance income or expense; loss or gain on foreign currency revaluation; income tax expense or benefit; corporate rebranding expense; and non-cash interest expense. The Company generally uses non-GAAP financial measures to facilitate management's review of the operational performance of the company and as a basis for strategic planning. Company management believes that these non-GAAP presentations provide useful information to investors regarding unusual non-operating transactions; the operating expense structure of the Company's existing and recently acquired operations, without regard to its on-going efforts to acquire additional complementary products and businesses and the transaction and integration expenses incurred in connection with recently acquired and divested product lines; and the operating expense structure excluding fluctuations resulting from foreign currency revaluation and stock-based compensation expense. The Company believes it is useful to exclude certain expenses because such amounts in any specific period may not directly correlate to the underlying performance of its business operations or can vary significantly between periods as a result of factors such as impact of recent acquisitions non-cash expense related to amortization of previously acquired tangible and intangible assets and any related adjustments to their carrying values. The Company has adjusted for the impact of changes in currency exchange from certain revenues to evaluate comparable product growth rates on a constant currency basis. The Company does, however, expect to incur similar types of expenses and currency exchange impacts in the future, and this non-GAAP financial information should not be viewed as a statement or indication that these types of expenses will not recur. Company management encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety, including the reconciliation of non-GAAP to GAAP financial measures.
Webcast and Conference Call Information
The Company will hold a teleconference call and live webcast later today, August 4, 2022, at 4:30 p.m. ET to discuss the results, followed by a question and answer session. To participate in the conference call dial 201-689-8261 a few minutes prior to 4:30 p.m. ET. The teleconference replay will be available approximately one hour following the completion of the event and can be accessed by calling (toll free) 877-660-6853 or 201-612-7415. The conference number for the replay is 13730843.
The live webcast and replay can be accessed by going to the Investors section of the Artivion website at www.Artivion.com and selecting the heading Webcasts & Presentations.
About Artivion, Inc.
Headquartered in suburban Atlanta, Georgia, Artivion, Inc. is a medical device company focused on developing simple, elegant solutions that address cardiac and vascular surgeons’ most difficult challenges in treating patients with aortic diseases. Artivion’s four major groups of products include: aortic stent grafts, surgical sealants, On-X mechanical heart valves, and implantable cardiac and vascular human tissues. Artivion markets and sells products in more than 100 countries worldwide. For additional information about Artivion, visit our website, www.artivion.com.
Forward Looking Statements
Statements made in this press release that look forward in time or that express management's beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our beliefs that we expect our strong momentum to continue through the remainder of the year as we remain focused on executing on our key objectives; our product pipeline is expected to drive growth in both the near and long term; we continue to anticipate FDA PMA approval for PROACT Mitral and for PerClot this year; we have made also made significant progress toward completion of enrollment in our PROACT Xa trial, which we believe will revolutionize the use of mechanical heart valves in the United States and ultimately around the world; and we will deliver year-over-year constant currency revenue growth of 9-11% in 2022. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including that the benefits anticipated from the Ascyrus Medical LLC transaction and Endospan agreements may not be achieved; the benefits anticipated from our clinical trials may not be achieved or achieved on our anticipated timeline; our products may not be able to consistently retain their existing regulatory approvals or special regulatory approvals in order to be commercialized; products in our pipeline may not receive regulatory approval at all or receive regulatory approval on our anticipated timelines; our products that obtain regulatory approval may not be adopted by the market as much as we anticipate or at all; and the continued effects of COVID-19, including new COVID-19 variants, and continued hospital staffing shortages could adversely impact our results. These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for the year ended December 31, 2021. Artivion does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Artivion, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
In Thousands, Except Per Share Data
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Products	$58,936	$56,076	$116,478	$109,421
Preservation services	21,404	20,072	41,075	37,814
Total revenues	80,340	76,148	157,553	147,235

Cost of products and preservation services:
Products	18,230	16,178	35,638	31,089
Preservation services	9,938	9,457	19,024	17,795
Total cost of products and preservation services	28,168	25,635	54,662	48,884

Gross margin	52,172	50,513	102,891	98,351

Operating expenses:
General, administrative, and marketing	38,983	40,830	77,938	79,468
Research and development	8,648	8,360	18,776	16,114
Total operating expenses	47,631	49,190	96,714	95,582

Operating income	4,541	1,323	6,177	2,769

Interest expense	4,101	4,855	8,049	8,895
Interest income	(30)	(18)	(46)	(42)
Other expense (income), net	3,770	(1,331)	3,903	600

Loss before income taxes	(3,300)	(2,183)	(5,729)	(6,684)
Income tax expense (benefit)	959	(5)	1,919	(1,368)

Net loss	$(4,259)	$(2,178)	$(7,648)	$(5,316)

Loss per share:
Basic	$(0.11)	$(0.06)	$(0.19)	$(0.14)
Diluted	$(0.11)	$(0.06)	$(0.19)	$(0.14)

Weighted-average common shares outstanding:
Basic	40,031	38,943	39,941	38,841
Diluted	40,031	38,943	39,941	38,841

Net loss	$(4,259)	$(2,178)	$(7,648)	$(5,316)
Other comprehensive (loss) income:
Foreign currency translation adjustments	(14,796)	2,973	(18,571)	(7,317)
Comprehensive (loss) income	$(19,055)	$795	$(26,219)	$(12,633)

Artivion, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
In Thousands

	June 30, 2022	December 31, 2021
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$40,382	$55,010
Trade receivables, net	57,558	53,019
Other receivables	7,995	5,086
Inventories, net	74,318	76,971
Deferred preservation costs, net	44,785	42,863
Prepaid expenses and other	15,390	14,748
Total current assets	240,428	247,697

Goodwill	240,939	250,000
Acquired technology, net	154,866	166,994
Operating lease right-of-use assets, net	42,659	45,714
Property and equipment, net	36,268	37,521
Other intangibles, net	32,470	34,502
Deferred income taxes	9,916	2,357
Other assets	7,318	8,267
Total assets	$764,864	$793,052

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,545	$10,395
Accrued compensation	9,732	13,163
Accrued expenses	7,842	7,687
Taxes payable	4,709	3,634
Accrued procurement fees	2,130	3,689
Current maturities of operating leases	3,207	3,149
Current portion of long-term debt	1,590	1,630
Other liabilities	1,891	1,606
Total current liabilities	41,646	44,953

Long-term debt	306,941	307,493
Contingent consideration	44,400	49,400
Non-current maturities of operating leases	42,141	44,869
Non-current finance lease obligation	3,766	4,374
Deferred income taxes	32,609	28,799
Deferred compensation liability	5,154	5,952
Other liabilities	6,698	6,484
Total liabilities	$483,355	$492,324

Commitments and contingencies

Shareholders' equity:
Preferred stock	—	—
Common stock (issued shares of 41,744 in 2022 and 41,397 in 2021)	417	414
Additional paid-in capital	329,871	322,874
Retained (deficit) earnings	(5,673)	1,975
Accumulated other comprehensive loss	(28,458)	(9,887)
Treasury stock, at cost, 1,487 shares as of June 30, 2022 and December 31, 2021	(14,648)	(14,648)
Total shareholders' equity	281,509	300,728

Total liabilities and shareholders' equity	$764,864	$793,052

Artivion, Inc. and Subsidiaries
Condensed Consolidated Statement of Cash Flows
In Thousands
(Unaudited)

	Six Months Ended June 30,
	2022	2021
Net cash flows from operating activities:
Net loss	$(7,648)	$(5,316)

Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	11,497	11,999
Non-cash compensation	6,100	4,595
Non-cash lease expense	3,803	3,575
Write-down of inventories and deferred preservation costs	2,177	2,988
Change in fair value of contingent consideration	(5,000)	4,270
Deferred income taxes	(1,611)	(4,269)
Other	940	2,174
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(205)	(2,076)
Inventories and deferred preservation costs	(3,653)	(11,712)
Receivables	(9,635)	(5,454)
Accounts payable, accrued expenses, and other liabilities	(5,677)	(1,166)
Net cash flows used in operating activities	(8,912)	(392)

Net cash flows from investing activities:
Capital expenditures	(4,055)	(7,249)
Other	(939)	205
Net cash flows used in investing activities	(4,994)	(7,044)

Net cash flows from financing activities:
Proceeds from exercise of stock options and issuance of common stock	2,318	2,321
Payment of debt issuance costs	—	(2,219)
Redemption and repurchase of stock to cover tax withholdings	(1,739)	(1,831)
Repayment of term loan	(1,370)	(1,405)
Other	(241)	(603)
Net cash flows used in financing activities	(1,032)	(3,737)

Effect of exchange rate changes on cash and cash equivalents	310	242
Decrease in cash and cash equivalents	(14,628)	(10,931)

Cash and cash equivalents beginning of period	55,010	61,958
Cash and cash equivalents end of period	$40,382	$51,027

Artivion, Inc. and Subsidiaries
Financial Highlights
In Thousands
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Products:
Aortic stent grafts	$23,833	$21,064	$49,339	$41,269
Surgical sealants	15,967	17,864	31,648	35,692
On-X	16,255	14,726	30,626	27,821
Other	2,881	2,422	4,865	4,639
Total products	58,936	56,076	116,478	109,421

Preservation services	21,404	20,072	41,075	37,814
Total revenues	$80,340	$76,148	$157,553	$147,235

Artivion, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP
Revenues and General, Administrative, and Marketing Expense
In Thousands
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	Growth Rate	2022	2021	Growth Rate
Reconciliation of total revenues, GAAP to total revenues, non-GAAP:
Total revenues, GAAP	$80,340	$76,148	6%	$157,553	$147,235	7%
Impact of changes in currency exchange	—	(2,442)		—	(4,071)
Total constant currency revenue, non-GAAP	$80,340	$73,706	9%	$157,553	$143,164	10%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation of G&A expenses, GAAP to adjusted G&A, non-GAAP:
General, administrative, and marketing expense, GAAP	$38,983	$40,830	$77,938	$79,468
Business development, integration, and severance (income) expense	(3,101)	3,359	(4,680)	4,829
Corporate rebranding expense	289	47	1,172	62
Adjusted G&A, non-GAAP	$41,795	$37,424	$81,446	$74,577

Artivion, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP
Adjusted EBITDA
In Thousands
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation of net loss, GAAP to adjusted EBITDA, non-GAAP:
Net loss, GAAP	$(4,259)	$(2,178)	$(7,648)	$(5,316)
Adjustments:
Depreciation and amortization expense	5,616	5,993	11,497	11,999
Interest expense	4,101	4,855	8,049	8,895
Stock-based compensation expense	2,934	2,115	6,100	4,595
Loss (gain) on foreign currency revaluation	3,754	(1,364)	3,887	522
Income tax expense (benefit)	959	(5)	1,919	(1,368)
Corporate rebranding expense	289	47	1,172	62
Interest income	(30)	(18)	(46)	(42)
Business development, integration, and severance (income) expense	(3,101)	3,359	(4,680)	4,829
Adjusted EBITDA, non-GAAP	$10,263	$12,804	$20,250	$24,176

Artivion Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP
Net Loss and Diluted Loss Per Common Share
In Thousands, Except Per Share Data
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP:
Loss before income taxes	$(3,300)	$(2,183)	$(5,729)	$(6,684)
Income tax expense (benefit)	959	(5)	1,919	(1,368)
Net loss	$(4,259)	$(2,178)	$(7,648)	$(5,316)

Diluted loss per common share	$(0.11)	$(0.06)	$(0.19)	$(0.14)

Diluted weighted-average common shares outstanding	40,031	38,943	39,941	38,841

Reconciliation of loss before income taxes, GAAP to adjusted (loss) income, non-GAAP:
Loss before income taxes, GAAP:	$(3,300)	$(2,183)	$(5,729)	$(6,684)
Adjustments:
Amortization expense	3,905	4,238	7,989	8,498
Corporate rebranding expense	289	47	1,172	62
Non-cash interest expense	457	1,004	913	1,572
Business development, integration, and severance (income) expense	(3,101)	3,359	(4,680)	4,829
Adjusted (loss) income before income taxes, non-GAAP	(1,750)	6,465	(335)	8,277

Income tax (benefit) expense calculated at a pro forma tax rate of 25%	(438)	1,616	(84)	2,069
Adjusted net (loss) income, non-GAAP	$(1,312)	$4,849	$(251)	$6,208

Reconciliation of diluted loss per common share, GAAP to adjusted diluted (loss) income per common share, non-GAAP:
Diluted loss per common share, GAAP:	$(0.11)	$(0.06)	$(0.19)	$(0.14)
Adjustments:
Amortization expense	0.10	0.11	0.20	0.22
Effect of 25% pro forma tax rate	0.05	0.01	0.08	0.01
Corporate rebranding expense	0.01	—	0.03	—
Non-cash interest expense	0.01	0.03	0.02	0.04
Tax effect of non-GAAP adjustments	(0.01)	(0.05)	(0.03)	(0.09)
Business development, integration, and severance (income) expense	(0.08)	0.08	(0.12)	0.12
Adjusted diluted (loss) income per common share, non-GAAP	$(0.03)	$0.12	$(0.01)	$0.16

Reconciliation of diluted weighted-average common shares outstanding GAAP to diluted weighted-average common shares outstanding, non-GAAP:
Diluted weighted-average common shares outstanding, GAAP:	40,031	38,943	39,941	38,841
Adjustments:
Effect of dilutive stock options and awards	—	554	—	599
Diluted weighted-average common shares outstanding, non-GAAP	40,031	39,497	39,941	39,440